FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

              For the Coupon Period ending
                 August 21, 2001

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 1999-1G WST Trust



New South Wales           333-64199        98-0181944
---------------           ---------        ----------
State of Incorporation    Commission File  IRS Employer No.
                          Number


 Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 9284 8816


NOTEHOLDERS REPORT - SERIES 1999-1G WST TRUST

Date of Report - Determination Date  14-Aug-01

Housing Loan Collection Period       10-May-01    to       09-Aug-01
                                    (inclusive)           (inclusive)

Days in Collection Period            92

Coupon Period - Class A             21-May-01    to       20-Aug-01
                                    (inclusive)           (exclusive)

Days in Coupon Period - Class A     91

Coupon Period - Class B             21-May-01    to       20-Aug-01
                                    (inclusive)           (exclusive)

Days in Coupon Period - Class B     91

3 month BBSW at beginning of coupon period        4.9883%
3 Month USD-LIBOR                                 4.0400%

Foreign Exchange Rate   0.6550

Available Income                            13,092,525.89
Total Available Funds                       13,092,525.89
Accrued Interest Adjustment                          0.00
Redraws Made This Period                    24,550,369.40
Redraw Shortfall                                     0.00
Redraw Facility Draw                                 0.00
RFS Issued This Period                               0.00
Trust Expenses                                 598,628.18
Total Payments                              11,445,785.59
Payment Shortfall                                    0.00
Principal Draw This Period                           0.00
Total Principal Draws Outstanding                    0.00
Gross Principal Collections                 99,181,540.46
Principal Collections                       74,631,171.06
Excess Available Income                      1,646,740.30
Excess Collections Distribution              1,646,740.30
Liquidity Shortfall                                  0.00
Liquidity Net Draw / (Repayment) this period         0.00
Remaining Liquidity Shortfall                        0.00
Liquidation Loss                                     0.00
Principal Charge Offs                                0.00
Prepayment Benefit Shortfall                         0.00
Average Daily Balance for Qtr              709,259,467.88
Subordinated Percentage                           4.3481%
Initial Subordinated Percentage                   2.4400%
Average Quarterly Percentage                      0.4614%

               Principal/100,000     Coupon/100,000
Class A          5,530.4239             565.8489  usd
Class B              0.0000             140.0727(per 10,000) aud

Stated Amount - AUD Equivalent       Percentage   Forex Percentage
Class A      637,824,010.90          95.18939%    1.00000
Class B       33,750,000.00           4.81061%
RFS                    0.00                       0.00000
             671,574,010.90         100.00000%    100.00000%

Stated Amount - USD                  Bond Factor
Class A       417,774,727.14          0.4726493
Class B        22,106,250.00          1.0000000
RFS                     0.00          0.00
              439,880,977.14

Chargeoffs     0.00           Carryover ChargeOffs      0.00



                                $A

Scheduled principal        $ 5,632,137
Unscheduled principal      $68,992,761
Principal Collections      $74,624,898


Fixed Interest Rate Housing Loan               $156,946,789
Variable Rate Housing Loans                    $514,627,222
                                               $671,574,011




                    DELINQUENCY STATISTICS

                 Collection Period Ended:    9 Aug 2001

               Number    Current   Instalment     % by      % by
              of Loans   Balance     Amount $    Number   Balance

 Current         6,757  622,727,097   5,113,242   93.16%   92.73%
 1 - 29 Days       408   40,383,591     304,863    5.63%    6.01%
 30 - 59 Days       55    5,035,475      37,961    0.76%    0.75%
 60 - 89 Days       18    1,886,727      14,112    0.25%    0.28%
 90 - 119 Days       3      236,625       1,849    0.04%    0.04%
 120 - 149 Days      3      333,322       2,413    0.04%    0.05%
 150 - 179 Days      4      468,315       3,489    0.06%    0.07%
 180+ Days           5      502,860       7,571    0.06%    0.07%

  TOTAL          7,253  671,574,010   5,485,500  100.00%  100.00%



                       SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 1999-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the
                              Series 1999-1G WST
                              Trust,(Registrant)

Dated: 18 August, 2001
By:    /s/ Alan Bomze



Name:    Alan Bomze



Title: Principal Accounting Officer